EXHIBIT 10.12

                          AMENDMENT TO LEASE AGREEMENT

      This Amendment is dated this _____ day of ____________________, and effective August 1, 1997, by and between Omni USA, Inc. (the "Tenant") and Daniel Development Company ("DDC" or "Landlord").

      WHEREAS, Tenant and Landlord entered into a Lease Agreement dated January 1, 1988 (the "Lease"), a copy of which is attached hereto as Exhibit A;

      WHEREAS, the parties desire to amend certain provision of the Lease;

      WHEREAS, All capitalized terms used herein shall have the meanings set forth in the Lease.

1. AMENDMENTS. Each of the undersigned parties hereby agree that the following sections of the Lease shall be amended as follows:

      A.    SECTION 2 shall be amended in its entirety to read as follows:

            Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, on the terms and conditions hereafter set forth, that certain real property, an the building and all other improvements thereon, situated in the City of Houston, State of Texas, commonly known as 7502 Mesa Drive and described in Schedule "A" attached hereto and made a part hereof for all purposes (said real property, building and improvements hereinafter being referred to as the "Premises").

      B.    SECTION 3 shall be amended in its entirety to read as follows:

            The term of this Lease shall be for a period of five (5) years from the effective date of this Amendment, provided, however that Landlord may terminate the Lease at any time upon six month's written notice to Tenant.

      C.    SECTION 4 shall be amended in its entirety to read as follows:

            The lease payment for the term of the Lease shall be $8,000 per month "Triple Net," that is, Tenant shall be responsible for payment of all taxes, insurance and utilities. Lease payments shall be made in advance on the first day of each month during the term hereof beginning August 1, 1997. Rent shall be payable without notice or demand and without any deduction, off-set, or abatement in lawful money of the United States to Landlord at the address provided in writing to Tenant by Landlord.
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      D.    SECTION 9 shall be deleted in its entirety,  and shall be replaced with the following:

            [Intentionally deleted]

      E.    SECTION 10 shall be amended in its entirety to read as follows:

            RIGHT TO SUBLEASE. Tenant shall have the right to sublease any part or all for the leased premises upon notice to Landlord to any sub-tenant whose use could not be expected to expose the premises to wear and tear or damage or to environmental risks beyond that permitted by the Lease (but any such sublease shall not relieve Tenant of its obligations under the Lease).

2. CONFIRMATION. The parties represent that there are no other executed amendments to the Lease. Except as expressly amended herein, all other terms and conditions of the Lease shall remain unchanged and are in full force and effect in accordance with its terms.

Executed and to be effective as of the date first set forth above.

Daniel Development Company


By: ______________________
Name:  Edward L. Daniel
Title:   Managing Partner

Omni USA, Inc., a Nevada corporation


By: ______________________
Name:  Jeffrey K. Daniel
Title:   President

Omni USA, Inc., a Washington corporation


By: ______________________
Name:  Jeffrey K. Daniel
Title:   President

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STATE OF HAWAII         ss.
                        ss.
COUNTY OF ____________  ss.

      BEFORE ME, the undersigned authority, on this day personally appeared Managing Partner of Daniel Development Company, a California General Partnership, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Amendment to Lease Agreement, that he understands it, and that he executed it on behalf of Daniel Development Company.

      SWORN TO AND SUBSCRIBED BEFORE ME this _____ day of ____________, 1997.


                                          ------------------------------------
                                          Notary Public, State of Texas

STATE OF TEXAS          ss.
                        ss.
COUNTY OF HARRIS        ss.

      BEFORE ME, the undersigned authority, on this day personally appeared President of Omni USA, Inc., a Washington corporation, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Amendment to Lease Agreement, that he understands it, and that he executed it on behalf of Omni USA, Inc.

      SWORN TO AND SUBSCRIBED BEFORE ME this _____ day of ____________, 1997.



                                          -------------------------------------
                                          Notary Public, State of Texas


STATE OF TEXAS          ss.
                        ss.
COUNTY OF HARRIS        ss.

      BEFORE ME, the undersigned authority, on this day personally appeared President of Omni USA, Inc., a Nevada corporation, who, being by me duly sworn, on his oath stated that he has read the above and foregoing Amendment to Lease Agreement, that he understands it, and that he executed it on behalf of Omni USA, Inc.

      SWORN TO AND SUBSCRIBED BEFORE ME this _____ day of ____________, 1997.



                                          -------------------------------------
                                          Notary Public, State of Texas

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